Exhibit 99.1

CRH Medical Announces Agreement to be Acquired by Well Health

VANCOUVER, Feb. 8, 2021 /CNW/ - CRH Medical Corporation (TSX: CRH) (NYSE: CRHM) (“CRH” or the “Company”) today announced that it has signed a definitive agreement (the “Acquisition Agreement”) with Well Health Technologies Corp. (“WELL Health” or “WELL”), pursuant to which WELL Health will acquire all of the issued and outstanding shares of CRH for US$4.00 per share, representing an aggregate purchase price of approximately US$292.7 million (the “Acquisition”) and a transaction value of approximately US$369.2 million inclusive of credit facility. The purchase price represents a premium of approximately 83% to the closing price of the Company’s shares on February 5, 2021 (the last trading day prior to announcement of the Acquisition), and a premium of approximately 80% to the 30-day volume-weighted average price of the Company’s shares as of that date. WELL Health has today announced that it has received binding commitments in connection with a concurrent non-brokered private placement financing that is expected to close on or before February 15, 2021, however the Acquisition is not subject to any financing condition.

“This transaction is the logical next step for CRH as WELL adds CRH to its portfolio of healthcare related businesses” commented Tushar Ramani, CEO of the Company. “Since joining the Company, my mandate has been to drive the value of CRH through organic and acquisitive growth, and the results of those efforts are reflected in the premium being paid to shareholders in this transaction.”

Details of the Transaction

The Acquisition, which is to be carried out by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), will require the approval of: (i) two-thirds of the votes cast by shareholders of the Company; and (ii) two-thirds of the votes cast by shareholders, holders of stock options and holders of restricted share units, voting together as single class. The Company’s directors and officers, holding an aggregate of approximately 2.1% of the outstanding common shares of the Company, have each entered into voting support agreements to vote their shares in favour of the Acquisition. Completion of the Acquisition will also be subject to court and regulatory approvals and clearances, as well as other customary closing conditions. Subject to the satisfaction of such conditions, the Acquisition is expected to be completed during Q2 2021.

The Acquisition Agreement contains certain customary provisions, including covenants in respect of non-solicitation of alternative acquisition proposals, a right to match any superior proposals for WELL Health and a termination fee of $10 million payable to WELL in certain circumstances. The Acquisition Agreement also provides for a reverse termination fee of $10 million payable to CRH in the event of certain breaches of a representation, warranty or covenant by WELL Health.

Further details with respect to the Acquisition will be included in the proxy statement and information circular to be mailed to security holders in connection with the meeting that will be held to consider the Acquisition. A copy of the Acquisition Agreement will be filed on the Company’s SEDAR profile and with the U.S. Securities and Exchange Commission and will be available for viewing at www.sedar.com and www.sec.gov.

Citi is serving as CRH’s lead financial advisor in connection with the transaction, with Canaccord Genuity also providing financial advice. The Company’s legal advisors in connection with the transaction are Blake, Cassels & Graydon, LLP and Skadden, Arps, Slate, Meagher & Flom LLP.

About CRH Medical Corporation:

CRH Medical Corporation is a North American company focused on providing gastroenterologists throughout the United States with innovative services and products for the treatment of gastrointestinal diseases. In 2014, CRH became a full-service gastroenterology anesthesia company that provides anesthesia services for patients undergoing endoscopic procedures in ambulatory surgical centers. To date, CRH has completed 31 anesthesia acquisitions, and now serves 69 ambulatory surgical centers in 13 states. In addition, CRH owns the CRH O’Regan System, a single-use, disposable, hemorrhoid banding technology that is safe and highly effective in treating all grades of hemorrhoids. CRH distributes the O’Regan System, treatment protocols, operational and marketing expertise as a complete, turnkey package directly to gastroenterology practices, creating meaningful relationships with the gastroenterologists it serves. CRH’s O’Regan System is currently used in all 48 lower US states.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included or incorporated by reference in this document may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward looking statements include statements regarding the acquisition of the Company by WELL Health and the expected timetable for completing such proposed transaction, as well as all other statements that are not statements of historical fact. Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Forward-looking statements reflect current expectations of management regarding future events and performance as of the date of this document and involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different those expressed or implied by any forward-looking statements. These forward-looking statements should not be read as guarantees of future results, and there can be no assurance that the results expressed or implied by any forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from the results discussed in forward-looking statements include: (i) the risk that the Company’s security holders do not approve the proposed transaction; (ii) the risk that regulatory or other approvals required for the transaction may be delayed or not obtained, or are obtained subject to conditions that are not anticipated; (iii) the possibility that certain other conditions to the consummation of the proposed transaction will not be satisfied or completed on a timely basis, or at all; (iv) the risk that the financing necessary for the consummation of the proposed transaction is unavailable at the closing; (v) the risk of disruption from the announcement, pendency and/or completion of the potential transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (vi) uncertainties related to developments in the COVID-19 pandemic and its impact on the Company’s operations and the completion of the proposed transaction; and (vii) uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations.

Additional factors that could cause actual results to differ materially from expectations include, without limitation, the risks identified by the Company in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which are available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

No Offer or Solicitation

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Additional Information and Where to Find It

The proposed transaction between the Company and WELL Health will be submitted to the Company’s security holders for their consideration. In connection therewith, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement and management information circular for the Company’s security holders (the “Proxy Statement”). The Company will also furnish the Proxy Statement to its security holders and may file other documents regarding the proposed transaction with the SEC. INVESTORS AND Security holders are urged to carefully read all relevant documents filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to these documents, when they become available, because they will contain important information about the proposed transaction. The Proxy Statement and other relevant materials filed with the SEC (when they become available) may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investors” section of the Company’s website, https://investors.crhsystem.com.

Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction. Information relating to the Company’s directors and executive officers can also be found in the Company’s definitive proxy statement and management information circular for its 2020 annual general meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on May 6, 2020. To the extent holdings of the Company’s securities by the Company’s directors or executive officers have changed since the information included in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

For further information:

Constantine Davides, CFA
339-970-2846
constantine.davides@westwicke.com
http://investors.crhsystem.com/